UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 2, 2015

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition

On February 2, 2015, MTS Systems Corporation (the “Company”) issued a press release announcing the results of operations and financial condition for the fiscal quarter ended December 27, 2014, the first quarter of the Company’s 2015 fiscal year.

During a conference call scheduled to be held at 10:00 a.m. EST on February 3, 2015, the Company’s President and Chief Executive Officer, Dr. Jeffrey A. Graves, and Senior Vice President and Chief Financial Officer, Jeffrey P. Oldenkamp, will discuss the Company’s results for the fiscal quarter ended December 27, 2014.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with the announcement. The information in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated February 2, 2015 announcing the results of operations and financial condition for the fiscal quarter ended December 27, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: February 2, 2015	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title	Method of filing
99.1	Press Release dated February 2, 2015 announcing the results of operations and financial condition for the fiscal quarter ended December 27, 2014.	Filed electronically